Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENTS, that each of the undersigned directors and officers of KeyCorp, an Ohio corporation (the “Registrant”), does hereby constitute and appoint each of Paul N. Harris, Daniel R. Stolzer and Molly Z. Brown, or any of them, each acting alone, as the true and lawful attorney-in-fact or attorneys-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file (i) a registration statement on Form S-8 (the “Form S-8 Registration Statement”) with respect to the registration under the Securities Act of 1933 of Common Shares of the Registrant issuable in connection with the Registrant’s 2010 Equity Compensation Plan, (ii) any and all amendments, including post-effective amendments, supplements and exhibits to the Form S-8 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority or exchange with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.
     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 26th day of May 2010.

Signature	Title
/s/ Henry L. Meyer III Henry L. Meyer III	Chairman, Chief Executive Officer, President and Director (Principal Executive Officer)

/s/ Jeffrey B. Weeden Jeffrey B. Weeden	Senior Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Robert L. Morris Robert L. Morris	Executive Vice President and Chief Accounting Officer (Principal Accounting Officer)

/s/ William G. Bares William G. Bares	Director

/s/ Edward P. Campbell Edward P. Campbell	Director

/s/ Joseph A. Carrabba Joseph A. Carrabba	Director

Signature	Title
/s/ Carol A. Cartwright Carol A. Cartwright	Director

/s/ Alexander M. Cutler Alexander M. Cutler	Director

/s/ H. James Dallas H. James Dallas	Director

/s/ Elizabeth R. Gile Elizabeth R. Gile	Director

/s/ Ruth Ann M. Gillis Ruth Ann M. Gillis	Director

/s/ Kristen L. Manos Kristen L. Manos	Director

/s/ Lauralee E. Martin Lauralee E. Martin	Director

/s/ Eduardo R. Menascé Eduardo R. Menascé	Director

/s/ Bill R. Sanford Bill R. Sanford	Director

/s/ Edward W. Stack Edward W. Stack	Director

/s/ Thomas C. Stevens Thomas C. Stevens	Director

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